Exhibit 10.62
NOTE
January 15, 2010
     FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively the “Borrowers”) hereby promises, jointly and severally, to pay to BANK OF AMERICA, N.A. or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each New Vehicle Floorplan Loan from time to time made by the Lender to Sonic Automotive, Inc. (the “Company”) or any New Vehicle Borrower under the Credit Agreement and the principal amount of each Used Vehicle Floorplan Loan from time to time made by the Lender to the Company under that certain Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of January 15, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Company, certain Subsidiaries of the Company from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, New Vehicle Swing Line Lender, and Used Vehicle Swing Line Lender, and Bank of America, N.A., as Revolving Administrative Agent (in the capacity of collateral agent for the Secured Parties).
     Each Borrower promises, jointly and severally, to pay interest on the unpaid principal amount of each Loan from the date of such New Vehicle Floorplan Loan or Used Vehicle Floorplan Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. Except as otherwise provided in Section 2.03(h) with respect to New Vehicle Floorplan Swing Line Loans, and Section 2.08(f) with respect to Used Vehicle Floorplan Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.
     This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranties and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall (if required by the Credit Agreement) become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its New Vehicle Floorplan Loans and Used Vehicle Floorplan Loans and payments with respect thereto.
     Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

SONIC AUTOMOTIVE, INC.
By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice Chairman and Chief Financial Officer

FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE, INC.
FAA STEVENS CREEK, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS VW, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI OKLAHOMA CITY H, LLC
SAI TULSA N, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – HARBOR CITY H, INC.
SONIC – SHOTTENKIRK, INC.
SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

NOTE
(Syndicated New and Used Vehicle Floorplan Credit Agreement)
Signature Page

SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC FREMONT, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC-BUENA PARK H, INC.
SONIC-CALABASAS A, INC.
SONIC-CAPITOL IMPORTS, INC.
SONIC-VOLVO LV, LLC
WINDWARD, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

PHILPOTT MOTORS, LTD.
SONIC – HOUSTON V, L.P.
SONIC – LUTE RILEY, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC-CLEAR LAKE VOLKSWAGEN, L.P.
SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

NOTE
(Syndicated New and Used Vehicle Floorplan Credit Agreement)
Signature Page

LOANS AND PAYMENTS WITH RESPECT THERETO

Amount of
				Principal or	Outstanding
			End of	Interest	Principal
	Type of	Amount of	Interest	Paid This	Balance	Notation
Date	Loan Made	Loan Made	Period	Date	This Date	Made By